LETTER OF TRANSMITTAL
                             To Tender Common Stock,
         9% Convertible Subordinated Debentures Due November 1, 1999 or
          9.1% Convertible Subordinated Debentures Due January 1, 2002
                                       of
                   MOUNTASIA ENTERTAINMENT INTERNATIONAL, INC.
                       Pursuant to the Offer to Purchase,
                            dated November 14, 1996,
                                       by
                               MEI HOLDINGS, L.P.

--------------------------------------------------------------------------------
    THE OFFERS AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT, NEW YORK
          CITY TIME, ON JANUARY 7, 1997, UNLESS THE OFFERS ARE EXTENDED.
--------------------------------------------------------------------------------

                        The Depositary for the Offers is:

                   CONTINENTAL STOCK TRANSFER & TRUST COMPANY
   By Mail, Hand or Overnight Courier:            By Facsimile Transmission:

Continental Stock Transfer & Trust Company     (For Eligible Institutions Only)
                2 Broadway                              (212) 509-5150
         New York, New York 10004                      For Confirmation:
                                                        (212) 509-4000

          Delivery of this instrument to an address other than as set forth above, or transmission of instructions to a facsimile number other than as set forth above, will not constitute a valid delivery.

          The instructions accompanying this Letter of Transmittal should be read carefully before this Letter of Transmittal is completed.

          This Letter of Transmittal is to be used if (i) certificates or original signed debentures ("Certificates") representing Shares or Debentures (each as defined below) are to be delivered herewith or (ii) unless an Agent's Message (as defined in the Offers To Purchase (as defined below)) is utilized, if delivery of the Shares or Debentures is to be made by book-entry transfer to the account maintained by The Depository Trust Company or Philadelphia Depository Trust Company (collectively, the "Book-Entry Transfer Facilities") as set forth under the caption "The Offers -- Procedure for Tendering Shares or Debentures" in the Offers to Purchase.

          Shareholders and Debenture holders who desire to tender Shares or Debentures and who cannot deliver their Certificates representing such Shares or Debentures and all other required documents to the Depositary on or prior to the Expiration Date (as defined in the Offers to Purchase), or who cannot complete the procedure for book-entry transfer of such Shares or Debentures on a timely basis, must tender their Shares or Debentures pursuant to the guaranteed delivery procedure set forth under the caption "The Offers -- Procedure for Tendering Shares or Debentures in the Offers to Purchase." See Instruction 2.

          The name(s) and address(es) of the registered holder(s) should be printed below, if they are not already printed below, exactly as they appear on the Certificate(s) representing the Shares or Debentures tendered herewith. The Certificate(s) and the number of Shares or Debentures that the registered holder(s) wish(es) to tender should be indicated in the appropriate boxes below.

====================================================================================================================================
                                             DESCRIPTION OF SHARES OR DEBENTURES TENDERED
                                                          (See Instructions)
------------------------------------------------------------------------------------------------------------------------------------
  Name(s) and Address(es) of Registered Holder(s)                              Shares or Debentures Tendered
  (Please fill in exactly as name(s) appear(s) on                          (Attach additional list if necessary)
                  certificate(s))
------------------------------------------------------------------------------------------------------------------------------------
                                                                             Number
                                                                       of Shares or Princ.        Number of
                                                                            Amount of         Shares or Princ.
                                                                           Debentures             Amount of            Debenture
                                                       Certificate       Represented by          Debentures            Interest
                                                        Number(s)*       Certificate(s)*         Tendered**             Rate***
                                                    --------------------------------------------------------------------------------
                                                                                                                   |_|   9%
                                                    --------------------------------------------------------------
                                                                                                                   |_|   9.1%
                                                    --------------------------------------------------------------
    Total Shares or Principal Amount of Debentures         n/a
====================================================================================================================================
     *    Need not be completed by Shareholders and Debenture holders delivering Shares or Debentures by book-entry transfer.
     **   Unless otherwise indicated, it will be assumed that all Shares or Debentures represented by any Certificates delivered to the Depositary are being tendered. See Instruction 4.
     ***  Check one. Not applicable to a tender of Shares.
====================================================================================================================================

|_| CHECK HERE IF TENDERED SHARES OR DEBENTURES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE DEPOSITARY WITH A BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING (ONLY PARTICIPANTS IN A BOOK- ENTRY TRANSFER FACILITY MAY DELIVER SHARES OR DEBENTURES BY BOOK-ENTRY TRANSFER):

      Name of Tendering Institution_____________________________________________

      Check box of applicable Book-Entry Transfer Facility:

          |_|   The Depository Trust Company
          |_|   Philadelphia Depository Trust Company

      Account Number____________________________________________________________

      Transaction Code Number___________________________________________________

|_| CHECK HERE IF TENDERED SHARES OR DEBENTURES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE FOLLOWING:

      Name(s) of Registered Owner(s)____________________________________________

      Window Ticket Number (if any)_____________________________________________

      Date of Execution of Notice of Guaranteed Delivery________________________

      Name of Institution which Guaranteed Delivery_____________________________

      If delivered by book-entry transfer, check box of applicable Book-Entry Transfer Facility:

          |_|   The Depository Trust Company
          |_|   Philadelphia Depository Trust Company

      Account Number____________________________________________________________

      Transaction Code Number (if delivered by Book-Entry Transfer)_____________

                     NOTE: SIGNATURES MUST BE PROVIDED BELOW
               PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

     The undersigned hereby tenders to MEI Holdings, L.P., a Delaware limited partnership (the "Purchaser"), the above-described shares of Common Stock (the "Shares"), 9% Subordinated Convertible Debentures due November 1, 1999 ("9% Debentures") or 9.1% Subordinated Convertible Debentures due January 1, 2002 ("9.1% Debentures," together with the 9% Debentures, collectively, the "Debentures") of Mountasia Entertainment International, Inc. (the "Company"), except as expressly set forth in the Offer To Purchase in respect of interest payable on Debentures of a payment date prior to the Expiration Date, pursuant to the Purchaser's Offer To Purchase any and all outstanding Shares and 9% Debentures and all outstanding 9.1% Debentures, on the terms and subject to the conditions set forth in the Offer To Purchase dated November 14, 1996 (the "Offer To Purchase"), receipt of which is hereby acknowledged, and in this Letter of Transmittal (which together constitute the "Offers").

     Subject to and effective upon acceptance for payment of the Shares or Debentures tendered herewith in accordance with the terms of the Offers (including, if the Offers are extended or amended, the terms or conditions of any such extension or amendment), the undersigned hereby sells, assigns and transfers to or upon the order of the Purchaser all right, title and interest in and to all of the Shares or Debentures that are being tendered hereby and, except as expressly set forth in the Offer to Purchase in respect of interest payable on Debentures of a payment date prior to the Expiration Date, any and all distributions or payments (including without limitation the issuance of additional Shares or Debentures, other securities or rights for the purchase of any security and/or property) in respect of such Shares or Debentures that are declared or paid on or after November 14, 1996 and are payable or distributable to Shareholders or Debenture holders of record on a date prior to the transfer into the name of the Purchaser or its nominees or transferees on the Company's transfer records of the Shares or Debentures accepted for payment pursuant to the Offers (collectively, "Distributions"), and all other claims and rights in respect thereof as provided in the Offer To Purchase, and hereby irrevocably constitutes and appoints the Depositary the true and lawful agent and attorney-in-fact of the undersigned with respect to such Shares or Debentures (and any Distributions), with full power of substitution and resubstitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (i) deliver Certificates representing such Shares or Debentures (and any Distributions), or transfer ownership of such Shares or Debentures (and any Distributions) on the account books maintained by a Book-Entry Transfer Facility, together, in any such case, with all accompanying evidences of transfer and authenticity, to or upon the order of the Purchaser; (ii) present Certificates representing such Shares or Debentures (and any Distributions) for transfer on the books of the Company; and (iii) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares or Debentures (and any Distributions), all in accordance with the terms of the Offers.

     The undersigned hereby irrevocably appoints Robert A. Whitman, Daniel A. Decker and Richard M. FitzPatrick, and each of them, or any other designee of the Purchaser, the attorneys and proxies of the undersigned, each with full power of substitution and resubstitution, to vote in such manner as each such attorney and proxy or his substitute shall in his sole discretion deem proper, to execute any written consent as each such attorney and proxy or his substitute shall in his sole discretion deem proper and otherwise to act with respect to all of the Shares or Debentures (and any Distributions) tendered hereby which have been accepted for payment by the Purchaser prior to the time of such vote, consent, or other action. This power of attorney and proxy is coupled with an interest in the Shares or Debentures tendered hereby, is irrevocable, and is granted in consideration of, and is effective upon, the acceptance for payment of such Shares or Debentures by the Purchaser in accordance with the terms of the Offers. Such acceptance for payment shall revoke all powers of attorney and proxies given by the undersigned at any time with respect to such Shares or Debentures (and any Distributions) and no subsequent powers of attorney or proxies will be given with respect thereto by the undersigned (and, if given, will be deemed ineffective). The undersigned understands that the Purchaser reserves the right to require that, in order for Shares or Debentures to be validly tendered, immediately upon the Purchaser's acceptance for payment of such Shares or Debentures, the Purchaser must be able to exercise full voting rights and other rights of a record and beneficial holder with respect to such Shares or Debentures and any securities received through Distributions, including without limitation voting at a meeting of Shareholders or acting by written consent.

     The undersigned hereby represents and warrants that: (i) the undersigned has full power and authority to tender, sell, assign, and transfer the Shares or Debentures tendered hereby and (ii) when the same are accepted for payment by the Purchaser, the Purchaser will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances, and the same will not be subject to any adverse claim. The undersigned, upon request, will execute and deliver any additional documents the Depositary or the Purchaser deems necessary or desirable to complete the assignment, transfer and purchase of the Shares or Debentures (and any Distributions) tendered hereby. In addition, the undersigned will promptly remit and transfer to the Depositary for the account of the Purchaser any and all Distributions in respect of the Shares or Debentures tendered hereby, accompanied by appropriate documentation of transfer and, pending remittance or appropriate assurance thereof, the Purchaser will be entitled to all rights and privileges as owner of any such Distributions and may withhold the entire purchase price or deduct from the purchase price of Shares or Debentures tendered hereby the amount or value thereof, as determined by the Purchaser in its sole discretion.

     The undersigned agrees and acknowledges that, upon acceptance for payment of the Shares or Debentures tendered hereby by the Purchaser in accordance with the terms of the Offers, the undersigned will be deemed to have released the Purchaser and its respective stockholders, affiliates, directors, officers, employees, agents and representatives from any and all claims, causes of action, and liabilities, known or unknown, arising from or relating to the business and affairs of, or any transactions by or involving, or the purchase and ownership of securities of, the Company, from the beginning of time through the date on which the Shares or Debentures tendered herewith are accepted for payment in accordance with the terms of the Offers. As described in the Offer To Purchase, tendering Shareholders and Debenture holders may be waiving significant rights, including their right to participate in any judgment for monetary damages or in any monetary or other settlement.

     The undersigned understands that the valid tender of Shares or Debentures pursuant to any one of the procedures described under the caption "The Offers -- Procedure for Tendering Shares or Debentures or Debentures" in the Offer To Purchase and in the instructions hereto will constitute a binding agreement between the undersigned and the Purchaser on the terms and subject to the conditions of the Offers. The undersigned recognizes that, under certain circumstances set forth in the Offer To Purchase, the Purchaser may terminate or amend the Offers or may not be required to accept for payment any of the Shares or Debentures tendered herewith.

     All authority herein conferred or herein agreed to be conferred shall not be affected by, and shall survive, the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors, and assigns of the undersigned.

     Please issue the check for the purchase price of the Shares or Debentures purchased in the name(s) of the undersigned. Unless otherwise indicated under "Special Delivery Instructions," please mail the check for the purchase price and/or any Certificate(s) evidencing any Shares or Debentures not tendered or not accepted for payment (and accompanying documents, as appropriate) to the undersigned at the address appearing below the undersigned's signature. In the case of book-entry delivery of Shares or Debentures, please credit the account maintained by the Book-Entry Transfer Facility indicated above with any Shares or Debentures not accepted for payment.

     IF ANY SURRENDERED SHARES OR DEBENTURES ARE REGISTERED IN DIFFERENT NAMES, IT WILL BE NECESSARY TO COMPLETE, SIGN, AND SUBMIT AS MANY SEPARATE COPIES OF THIS LETTER OF TRANSMITTAL AS THERE ARE DIFFERENT REGISTRATIONS.

--------------------------------------------------------------------------------

                          SPECIAL DELIVERY INSTRUCTIONS
                    (Also Complete Substitute W-9 Below) (See
                            Instructions 1, 3, and 5)

To be completed ONLY if Certificates representing Shares or Debentures not tendered or not accepted for payment and/or the check for the purchase price of Shares or Debentures accepted for payment are to be sent to someone other than the undersigned or to the undersigned at an address other than that appearing below the undersigned's signature.

Mail:      |_| Check and/or |_| Certificates(s) to:

Name:      ____________________________________________________________________
                                 (Please Print)

Address:   ____________________________________________________________________

           ____________________________________________________________________
                               (Include Zip Code)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                PLEASE SIGN HERE
                    (Also Complete Substitute W-9 Below) (See
              Instructions 1, 2, and 3 and the following paragraph)

X ________________________________________________________, ___________________

X ________________________________________________________, ___________________
                   Signature(s) of Owner(s)                         Date

                  Area Code and Tel. No.: ____________________

         (Must be signed by the registered holder(s) exactly as the name(s) appear(s) on the Certificate(s) representing Shares or Debentures or on a security position listing or by person(s) authorized to become registered holder(s) by Certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, officer, or other person acting in a fiduciary or representative capacity, please describe such capacity (e.g., set forth full title). See Instructions 2 and 3.)

     Name(s):    _______________________________________________________________

                 _______________________________________________________________
                                     (Please Type or Print)

     Capacity:   _______________________________________________________________

     Address:    _______________________________________________________________

                 _______________________________________________________________
                                        (Include Zip Code)


                                      SIGNATURE GUARANTEE
                                 (If required by Instruction 1)

Signature(s) Guaranteed by
an Eligible Institution:   ____________________________________________________
                                      (Authorized Signature)

                           ____________________________________________________
                                              (Title)

                           ____________________________________________________
                                          (Name of Firm)

                           ____________________________________________________
                                             (Address)

                           ____________________________________________________
                                   (Area Code and Telephone No.)

                           Dated: _____________________________________________

--------------------------------------------------------------------------------

                                  INSTRUCTIONS

             Forming Part of the Terms and Conditions of the Offers

1. Guarantee of Signature(s). No signature guarantee is required on this Letter of Transmittal if (a) this Letter of Transmittal is signed by the registered holder(s) of the Shares or Debentures (which term, for purposes of this document, shall include any participant in a Book-Entry Transfer Facility whose name appears on a security position listing as the owner of such Shares or Debentures) tendered herewith, unless such holder(s) has completed the box entitled "Special Delivery Instructions" above or (b) such Shares or Debentures are tendered for the account of a financial institution that is a participant in the Securities Transfer Agents Medallion Program, the Stock Exchange Medallion Program or the New York Stock Exchange, Inc. Medallion Signature Program (each an "Eligible Institution). In all other cases, all signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution. See Instruction 3.

2. Delivery of this Letter of Transmittal and the Share(s). This Letter of Transmittal is to be completed by Shareholders and Debenture Holders either if Certificates are to be forwarded herewith or, unless an Agent's Message is utilized, if delivery of Shares or Debentures is to be made pursuant to the procedures for book-entry transfer set forth under the caption "The Offers -- Procedure for Tendering Shares or Debentures or Debentures" in the Offer To Purchase. For Shares or Debentures to be validly tendered pursuant to the Offers, (a) a properly completed and duly executed Letter of Transmittal (or facsimile thereof), with any required signature guarantees, or an Agent's Message in the case of a book-entry transfer, and any other documents required by this Letter of Transmittal, must be received by the Depositary at its address set forth herein and either Certificates in proper form for transfer must be received by the Depositary at such address or a book-entry transfer of such Shares or Debentures into the Depositary's account at a Book-Entry Transfer Facility must be confirmed, in each case prior to the Expiration Date (as defined in the Offer To Purchase) or (b) the tendering Shareholder or Debenture Holder must comply with the guaranteed delivery procedure set forth below.

      Shareholders and Debenture Holders whose Certificates are not immediately available or who cannot deliver their Certificates and all other required documents to the Depositary on or prior to the Expiration Date, or who cannot complete the procedure for book-entry transfer on a timely basis, may tender their Shares or Debentures pursuant to the guaranteed delivery procedures set forth under the caption "The Offers -- Procedure for Tendering Shares or Debentures or Debentures" in the Offer To Purchase. Pursuant to such procedures,
(i) such tender must be made by or through an Eligible Institution, (ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form provided by the Purchaser, must be received by the Depositary prior to the Expiration Date, and (iii) the Certificates for all physically delivered Shares or Debentures in proper form for transfer, or book-entry transfer of such Shares or Debentures into the Depositary's account at a Book-Entry Transfer Facility, as the case may be, together with a properly completed and duly executed Letter of Transmittal or facsimile thereof, with any required signature guarantees, or an Agent's Message in the case of a book-entry transfer, and any other documents required by this Letter of Transmittal, must be received by the Depositary within five business days after the date of such Notice of Guaranteed Delivery, all as provided in the Offer To Purchase under the caption "The Offers -- Procedure for Tendering Shares or Debentures or Debentures." This Letter of Transmittal is to be completed by Shareholders and Debenture holders either if Certificates are to be forwarded herewith or if delivery of Shares or Debentures is to be made pursuant to the procedures for book-entry transfer set forth under the caption "The Offers -- Procedure for Tendering Shares or Debentures or Debentures" in the Offer To Purchase.

      The method of delivery of Shares or Debentures and all other required documents is at the election and risk of the tendering Shareholder or Debenture holder. If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended.

      No alternative, conditional or contingent tenders will be accepted and no fractional Shares will be purchased. All tendering Shareholders and Debenture Holders, by execution of this Letter of Transmittal (or facsimile hereof), waive any right to receive any notice of the acceptance of their Shares or Debentures for payment. None of the Purchaser, the Depositary, the Information Agent or any other person is obligated to give notice of defects or irregularities in any tender, nor will any of them incur any liability for failure to give any such notice.

3. Signature(s) on Letter of Transmittal; Endorsement(s) and Instruments of Transfer. (a) If this Letter of Transmittal is signed by the registered holder(s) of the Shares or Debentures tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the Certificates without alteration, enlargement or any change whatsoever.

      (b) If any of the Share(s) are held of record by two or more persons, all such persons must sign this Letter of Transmittal.

      (c) If any of the Share(s) are registered in different names on several Certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal and any necessary accompanying documents as there are different registrations of Certificates.

      (d) If this Letter of Transmittal is signed by a person other than the registered Holder(s) of the Certificates listed, the Certificates must be endorsed or accompanied by appropriate written instruments of transfer satisfactory to the Depositary, and in either case, signed exactly as the name(s) of the registered holder(s) appear(s) on such Certificates. Signatures on any such Certificates or written instruments of transfer must be guaranteed by an Eligible Institution (unless signed by an Eligible Institution).

      (e) If this Letter of Transmittal or any Certificates or written instruments of transfer are signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to the Purchaser of the authority of such person to so act must be submitted with this Letter of Transmittal.

4. Partial Tenders. (Not applicable to Shareholders and Debenture Holders who tender by book-entry transfer.) If fewer than all the Shares or Debentures evidenced by any Certificates submitted are to be tendered, fill in the number of Shares or Debentures that are to be tendered in the box entitled "Number of Shares or Debentures Tendered." In such case, new Certificate(s) for the remainder of the Shares or Debentures that were evidenced by the Certificate(s) will be issued in the name of the person signing this Letter of Transmittal and, unless otherwise provided in the box of this Letter of Transmittal entitled "Special Delivery Instructions," will be mailed to the person signing this Letter of Transmittal at the address set forth below such person's signature. All Shares or Debentures represented by Certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

5. Special Delivery Instructions. If Certificates representing Shares or Debentures not tendered or not accepted for payment and/or the check for the purchase price of Shares or Debentures accepted for payment are to be sent to someone other than the person signing this Letter of Transmittal or to the person signing the Letter of Transmittal at an address other than that set forth below such person's signature, the box of this Letter of Transmittal entitled "Special Delivery Instructions should be completed.

6. Transfer Taxes. The Purchaser will pay all transfer taxes, if any, applicable to the transfer of Shares or Debentures to it pursuant to the Offers. If, however, tendered Certificates are registered in the name of any person(s) other than the person(s) signing this Letter of Transmittal, and accordingly the check for the purchase price is to be issued, or Certificates for Shares or Debentures not tendered or not accepted for payment are to be registered, in the name of the person(s) signing this Letter of Transmittal and not the registered holder(s), the amount of any transfer taxes (whether imposed on the registered holder(s) or the person(s) signing this Letter of Transmittal) payable on account of the transfer to the person(s) signing this Letter of Transmittal will be deducted from the purchase price unless satisfactory evidence of payment of such taxes, or exemption therefrom, is submitted. Except as provided in this Subsection 6, it will not be necessary for transfer tax stamps or funds to cover such stamps to be provided with this Letter of Transmittal.

7. Waiver of Conditions. The Purchaser reserves the absolute right to waive any of the specified conditions to the Offers.

8. Mutilated, Lost, Stolen, or Destroyed Certificates. If any Certificates representing Shares or Debentures have been mutilated, lost, stolen, or destroyed, the Shareholder or Debenture holder should promptly notify the Depositary as indicated above for further instructions.

9. Requests for Assistance or Additional Copies. Questions and requests for assistance or additional copies of this Letter of Transmittal, the Notice of Guaranteed Delivery, and Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 should be directed to MacKenzie Partners, Inc., the Information Agent for the Offers, at the telephone numbers and address set forth below or from your broker, dealer, commercial bank, trust company or other nominee.

                            IMPORTANT TAX INFORMATION

      Backup Withholding. Federal income tax law requires that a Shareholder or Debenture Holder whose tendered Shares or Debentures are accepted for payment provide the Depositary with such Shareholder or Debenture holder's correct Taxpayer Identification Number ("TIN") on Substitute Form W-9, which in the case of a surrendering Shareholder or Debenture holder who is an individual is his or her social security number, and to certify that the Shareholder or Debenture holder is not subject to backup withholding. If the Depositary is not provided with the correct TIN, such Shareholder or Debenture holder may be subject to a $50 penalty imposed by the Internal Revenue Service (the "IRS"). In addition, payments that are made to such Shareholder or Debenture holder may be subject to 31% backup withholding.

      Certain Shareholders and Debenture Holders (including, among others, corporations and certain foreign persons) are not subject to backup withholding and reporting requirements and should indicate their status by writing "exempt" across the face of the Substitute Form W-9. In order for a foreign person to qualify as an exempt recipient, the Shareholder or Debenture Holder must submit a Form W-8, signed under penalties of perjury, attesting to that individual's exempt status. A Form W-8 can be obtained from the Depositary. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for more instructions.

      If backup withholding applies, the Depositary is required to withhold 31% of any payment made to the Shareholder or Debenture Holder. Backup withholding is not an additional tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of such withholding. If backup withholding results in an overpayment of taxes, a refund may be obtained from the IRS.

      Purpose of Substitute Form W-9. To prevent backup withholding, each Shareholder tendering Shares or Debenture holder tendering Debentures must provide such Shareholder's or Debenture holder's correct TIN by completing the form below, certifying that the TIN provided on the Substitute Form W-9 is correct (or that such Shareholder or Debenture holder is awaiting a TIN) and that the Shareholder or Debenture Holder is not subject to backup withholding because (i) the Shareholder or Debenture Holder is exempt from backup withholding, or (ii) the Shareholder or Debenture Holder has not been notified by the IRS that the Shareholder or Debenture Holder is subject to backup withholding as a result of a failure to report all interest or dividends, or
(iii) the IRS has notified the Shareholder or Debenture Holder that the Shareholder or Debenture Holder is no longer subject to backup withholding.

      The Shareholder or Debenture Holder is required to give the TIN (e.g., the social security number or employer identification number) of the record owner of the tendered Shares or Debentures or of the most recent transferee of the tendered Shares or Debentures as evidenced by endorsements on the Certificates representing such Shares or Debentures or any accompanying instruments of transfer. If the Shares or Debentures are in more than one name or are not in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional information on which TIN to report. The box in Part 2 of the Substitute Form W-9 may be checked if you have not been issued a TIN and have applied for a TIN or intend to apply for a TIN in the near future. If the box in Part 2 is checked and the Depositary is not provided with a TIN within 60 days, backup withholding will begin and continue until you furnish your TIN to the Depositary.

            PAYOR'S NAME: CONTINENTAL STOCK TRANSFER & TRUST COMPANY

--------------------------------------------------------------------------------------------------------------------
SUBSTITUTE                        PART 1-PLEASE PROVIDE YOUR                   TIN:
Form W-9                          TIN IN THE BOX AT RIGHT AND                  Social Security Number or Employee
                                  CERTIFY BY SIGNING AND                       Identification Number
                                  DATING BELOW
                                  ----------------------------------------------------------------------------------
Department of the Treasury                                                     PART 2-
Internal Revenue Service                                                       Awaiting TIN |_|
                                  ----------------------------------------------------------------------------------
                                  PART 3-CERTIFICATION: Under the penalties of perjury, I certify that (1) the number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me) and (2) I am not subject to backup withholding because (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (the "IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup
Payor's Request for Taxpayer      withholding. (You must cross out Item (2) above if you have been notified by the
Identification Number (TIN)       IRS that you are currently subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out Item (2).)



                                  Signature: ________________________________  Date: _______________________________

--------------------------------------------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING
      OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE Offers. PLEASE REVIEW THE ENCLOSED "GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9" FOR ADDITIONAL DETAILS.
--------------------------------------------------------------------------------

           YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED
                    THE BOX IN PART 2 OF SUBSTITUTE FORM W-9
--------------------------------------------------------------------------------
                CERTIFICATE OF AWAITING TAX IDENTIFICATION NUMBER

      I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 31% of all reportable payments made to me will be withheld, but that such withheld amounts will be paid to me if I provide a taxpayer identification number within 60 days from the date of this certificate.

-------------------------------------      -------------------------------------
       Signature                                            Date
--------------------------------------------------------------------------------

      Term used herein which are defined in the Investment Agreement are used here as so defined.

      Any questions or requests for assistance or additional copies of the Offer To Purchase, this Letter of Transmittal and the Notice of Guaranteed Delivery may be directed to the Information Agent at the telephone numbers and address set forth below. You may also contact your broker, dealer, commercial bank, trust company, or other nominee for assistance the Offers.


                    The Information Agent for the Offers is:

                            MACKENZIE PARTNERS, INC.


                                156 Fifth Avenue
                            New York, New York 10010
                          (212) 929-5500 (call collect)
                                       or
                          Call Toll Free (800) 322-2885